SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2004

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

On April 28, 2004, Hanmi Financial Corporation issued a press release announcing the issuance of $20 million in trust preferred securities. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Press release of Hanmi Financial Corporation, dated April 28, 2004, announcing the issuance of $20 million in trust preferred securities.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2004	Hanmi Financial Corporation

	By:	/s/ Jae Whan Yoo
Jae Whan Yoo
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Hanmi Financial Corporation, dated April 28, 2004, announcing the issuance of $20 million in trust preferred securities.